                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 21, 1998
                                 Date of Report
                        (Date of earliest event reported)

                      LONE STAR INTERNATIONAL ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                    0-17244                     87-0434288
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                                 528 GRANT ROAD
                           MINERAL WELLS, TEXAS 76067
               (Address of principal executive offices) (Zip code)

                                 (940) 325-1700
               Registrant's telephone number, including area code

               200 PALO PINTO, SUITE 108, WEATHERFORD, TEXAS 76086 (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of business acquired.
         (1)      Independent Auditor's Report
         (2)      Statements of Revenues and Direct Operating Expenses
         (3)      Notes to Statements of Revenues and Direct Operating Expenses


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                          INDEPENDENT AUDITOR'S REPORT

To Lone Star International Energy, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses of the Two Medicine Cut Bank Sand Unit for the years ended December 31, 1997 and 1996. These statements of revenues and direct operating expenses are the responsibility of Lone Star International Energy, Inc.'s management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Two Medicine Cut Bank Sand Unit for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.




                                       DAVIS, KINARD & CO., P.C.
                                       /s/ Davis, Kinard & Co., P.C.

Abilene, Texas,
March 19, 1998.


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


                         TWO MEDICINE CUT BANK SAND UNIT

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                          1997           1996
                                                       ----------     ----------
REVENUES:
    Oil                                                $  138,918     $   82,202
                                                       ----------     ----------

          Total revenues                                  138,918         82,202
                                                       ----------     ----------

DIRECT OPERATING EXPENSES:
    Production and other expenses                          62,788         21,808
    Production taxes                                       12,225          7,234
                                                       ----------     ----------

          Total direct operating expenses                  75,013         29,042
                                                       ----------     ----------

EXCESS (DEFICIT) OF REVENUES OVER
    DIRECT OPERATING EXPENSES                          $   63,905     $   53,160
                                                       ==========     ==========



The accompanying notes are an integral part of This financial statement.


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

Note 1:  BASIS OF PRESENTATION

         On August 22, 1997, Lone Star International Energy, Inc. (LSIE) entered into an agreement with Mont-Mill Operating Company and the Bankruptcy Court to acquire the Two Medicine Cut Bank Sand Unit. On January 7, 1998, LSIE closed the acquisition of the Two Medicine Cut Bank Sand Unit from Mont-Mill Operating Company in exchange for cash of $300,000 and 1,628,571 shares of LSIE restricted common stock valued at $5,700,000. The property was contributed to Provident Energy Associates of Montana, L.L.C. (owned 75% by LSIE and 25% by Prism Corporation). Prism Corporation presented the property to LSIE and will operate the property through Provident Energy Associates of Montana, L.L.C. receiving a 25% carried interest.

         The Two Medicine Cut Bank Sand Unit consists of over 10,000 acres of oil and gas leases and approximately 82 well bores of which all but 10 are currently shut-in located on Blackfeet Indian Tribal lands, State of Montana lands and private lease lands. The property was acquired from the bankruptcy estate of Mont-Mill Operating Company which had been in bankruptcy during 1996 and 1997.

         The accompanying statements of revenues and direct operating expenses do not include general and administrative expense, interest income or expense, a provision for depreciation, depletion and amortization or any provision for income taxes because the property interests acquired represent only a portion of the respective businesses and the costs incurred by the respective companies are not necessarily indicative of the costs to be incurred by LSIE. The accompanying statements of revenues and direct operating expenses are presented for the calendar years ended December 31, 1997 and 1996.

         Historical financial information reflecting financial position, results of operations, and cash flows of the Two Medicine Cut Bank Sand Unit is not presented because the acquisition cost was assigned to the oil and gas property interests. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

         LSIE entered into an agreement with the owner which allowed LSIE to begin work over of certain wells beginning in October 1997 prior to the closing of the acquisition. The agreement compensated Provident Energy Associates of Montana, L.L.C. (LSIE 75% and Prism Corporation 25%) $3,500 per month to operate the property and allowed them to retain production in excess of 23 barrels per day until the sale closed and to pay all operating costs. LSIE's 1997 financial statements include oil sales of $21,930, production taxes of $653 and production and other expenses of $24,923 which are included in these statements and operating income of $7,875.


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Note 2:  CAPITALIZED COSTS

         During the years ended December 31, 1997 and 1996 there were capitalized costs incurred, primarily in conjunction with the work over of the properties in the fall of 1997. These costs, which are not included in production and other expenses are summarized below:

                                                         1997           1996
                                                      ----------     ----------
         Equipment                                    $   51,630     $    1,000
         Intangible work over costs                       90,730


Note 3:  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

         Reserve information presented below has been estimated by management using January 1, 1998 prices and costs. Proved reserves are estimated quantities of crude oil and natural gas which, based on geologic and engineering data, are estimated to be reasonably recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. The Company anticipates reworking the leases to increase the production of the properties. Because of inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available.

         All reserves are proved developed. The proved developed oil and gas reserves at December 31, 1997 are as follows:

                                                                      Oil (Bbls)
                                                                      ----------
         Proved developed reserves                                     7,158,131

         Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

         The standardized measure of discounted future net cash flows (Standardized Measure) is prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of period end prices for oil and gas and period end costs for estimated future development and production expenditures to produce period end estimated proved reserves. Discounted future cash flows are calculated using a 10% discount rate.


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

Note 3:  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED) - (continued)

         The Standardized Measure does not represent the Company's estimate of future net cash flows or the value of proved oil and gas reserves. Furthermore, period end prices, used to determine the Standardized Measure, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

         The Standardized Measure at January 1, 1998, is as follows:

         Future cash inflows                                       $ 93,125,997
         Future production costs                                    (27,235,873)
         Future development costs                                    (7,687,639)
                                                                   ------------

         Future net cash flows                                       58,202,486
         10% annual discount                                        (35,062,875)
                                                                   ------------
         Discounted net cash flows                                 $ 23,139,611
                                                                   ============



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(b)      Proforma Financial Information
         (1)      Proforma Combined Condensed Statement of Operations
         (2)      Proforma Combined Condensed Balance Sheet

The following unaudited pro forma combined condensed financial statements give effect to the January 1, 1998 acquisition by Lone Star International Energy, Inc. (Company), of certain oil and gas producing properties in exchange for $300,000 cash and 1,628,571 shares of unregistered Rule 144 Restricted Shares of Lone Star International Energy, Inc. common stock.

The pro forma combined condensed balance sheet gives effect to the acquisition of the oil and gas properties as if it had been consummated December 31, 1997. The pro forma combined condensed statements of operations for the year ended December 31, 1997, give effect to all transactions as if all had been consummated at the beginning of each period.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated at the dates indicated, nor are they indicative of future financial position or operating results.


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               LONE STAR INTERNATIONAL ENERGY, INC. AND SUBSIDIARY
              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)



                                                 Lone Star       Two Medicine         Pro Forma
                                                   Actual           Actual           Adjustments       Pro Forma
                                                -----------      ------------        -----------      -----------
REVENUES
   Oil and gas revenues                         $   404,890      $    138,918        $                $   543,808
   Operating income                                 104,475                                               104,475
                                                -----------      ------------        -----------      -----------

         Total revenue                              509,365           138,918                             648,283

EXPENSES
   Production expenses                              414,893            75,013                             489,906
   Depreciation, depletion and amortization         142,638                               34,730 (1)      177,368
   General and administrative expenses            3,349,671                                             3,349,671
                                                -----------      ------------        -----------      -----------

         Total expenses                           3,907,202            75,013             34,730        4,016,945

Operating income (loss)                          (3,397,837)           63,905            (34,730)      (3,368,662)

OTHER INCOME (EXPENSES)
   Other income                                      10,079                                                10,079
   Interest expense                                (152,710)                                             (152,710)
                                                -----------      ------------        -----------      -----------

         Other income (expense), net               (142,631)                                             (142,631)

Net income (loss) before income taxes            (3,540,468)           63,905            (34,730)      (3,511,293)

Provision (benefit) for income taxes
                                                -----------      ------------        -----------      -----------
Net income (loss)                               $(3,540,468)     $     63,905        $   (34,730)     $(3,511,293)
                                                ===========      ============        ===========      ===========

Net income (loss) per common share              $   (0.1853)                                          $   (0.1693)
                                                ===========                                           ===========

Weighted average shares outstanding              19,109,735                                            20,738,306


Pro Forma Adjustments - Pro Forma Combined Condensed Statements of Operations -

(1) Pro forma entry to adjust actual depreciation and depletion expense on oil and gas properties for the acquired interests to the depreciation and depletion expense calculated on a consolidated basis.


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

               LONE STAR INTERNATIONAL ENERGY, INC. AND SUBSIDIARY
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 1997
                                   (UNAUDITED)



                                                                     Pro Forma
                                                                    Adjustments
                                                     Lone Star      Two Medicine
                                                       Actual        Properties          Pro Forma
                                                    -----------     ------------        -----------
     ASSETS
Current assets                                      $ 1,308,162     $   (126,635)(1)    $ 1,181,527
Property and equipment, net                           5,733,255        5,826,635 (1)     11,559,890
Other assets                                          1,240,690                           1,240,690
                                                    -----------     ------------        -----------

     Total assets                                   $ 8,282,107     $  5,700,000        $13,982,107
                                                    ===========     ============        ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                 $ 2,861,308     $                   $ 2,861,308
Long-term liabilities                                 2,513,255                           2,513,255
Stockholders' equity                                  2,907,544        5,700,000 (1)      8,607,544
                                                    -----------     ------------        -----------


     Total liabilities and stockholders' equity     $ 8,282,107     $  5,700,000        $13,982,107
                                                    ===========     ============        ===========

Pro Forma Adjustments - Pro Forma Combined Condensed Balance Sheet -

(1) Pro forma entry to record, as of December 31, 1997, the acquisition of the Two Medicine properties in exchange for cash of $300,000 and 1,628,571 shares of Lone Star common stock. Lone Star has valued these shares of Lone Star common stock to be issued at $5,700,000. A down payment of $173,365 was made during August of 1997, leaving a balance due at closing of $126,635.


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

(c)      Exhibits
10.1 Agreement between Lone Star International Energy, Inc. and Prism Corporation. (Previously filed as the same exhibit number with the Company's Form 8-K dated January 21, 1998 and incorporated herein by reference.)



SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

LONE STAR INTERNATIONAL ENERGY, INC.
(Registrant)

Date:  March 20, 1998                  /s/ C. E. Justice
                                       President (principal executive officer)

Date:  March 20, 1998                  /s/ Michael D. Herrington
                                       Chief Financial Officer, Treasurer
                                       (principal accounting officer)


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
INDEX TO EXHIBITS

Exhibit No.    Description

10.1 Agreement between Lone Star International Energy, Inc. and Prism Corporation. (Previously filed as the same exhibit number with the Company's Form 8-K dated January 21, 1998 and incorporated herein by reference.)


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